EXHIBIT 10.18
FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), effective as of the 16th day of February, 2018 (the “Effective Date”), is entered into by and among PERFICIENT, INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors (as defined in the Credit Agreement defined below) party hereto, the Lenders (as hereinafter defined) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS
WHEREAS, the Borrower, the lenders party thereto (the “Lenders”) and the Administrative Agent entered into that certain Credit Agreement dated as of June 9, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement; and
WHEREAS, said parties are willing to so amend the Credit Agreement subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent agree as follows:
1. Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.
2. Amendment to Credit Agreement.  Section 7.2 of the Credit Agreement is hereby amended to restate clause (b) thereof in its entirety as follows:
“(b) reserved;”
3. Ratification.  Each of the Borrower and the Subsidiary Guarantors hereby ratifies all of its obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as modified by this Amendment.  Except as provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower or any Subsidiary Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.
4. Representations and Warranties.  Each of the Borrower and the Subsidiary Guarantors hereby represents and warrants to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of each of the Borrower and the Subsidiary Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against each of the Borrower and the Subsidiary Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date); provided that, in each case, any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates, (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document and (e) the execution, delivery and performance of this Amendment has been duly authorized by each of the Borrower and the Subsidiary Guarantors.

5. Conditions to Effectiveness.  This Amendment shall be effective on the Effective Date upon satisfaction of the following conditions:
(a) receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Subsidiary Guarantors and the Required Lenders; and
(b) payment of all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent accrued and unpaid prior to or on the Effective Date.
6. Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.
7. Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
8. Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as modified by this Amendment.  Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.
9. Amendment is a Loan Document; References to Credit Agreement.  This Amendment is a Loan Document, as defined in the Credit Agreement.  All references in the Credit Agreement to “this Agreement” shall mean the Credit Agreement as amended by this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.
BORROWER:

PERFICIENT, INC.,
 a Delaware corporation

By:          /s/ Paul E. Martin
Name:     Paul E. Martin
Title:      Chief Financial Officer

SUBSIDIARY GUARANTORS:

BOLDTECH INTERNATIONAL, LLC,
a Colorado limited liability company

By:    Perficient, Inc.,
its Sole Member

By: /s/ Paul E. Martin
Name: Paul E. Martin
Title: Chief Financial Officer

RAS ASSOCIATES, LLC,

By:    Perficient, Inc.,
its Sole Member

                            By: /s/ Paul E. Martin
                            Name: Paul E. Martin
                            Title: Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:         /s/ Stuart Edwards
Stuart Edwards
Senior Relationship Manager

LENDER:

BANK OF AMERICA, N.A.

By:    /s/ Eric A. Escagne
               Eric A. Escagne
               Senior Vice President

LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:          /s/ Amanda Schmitt
               Amanda Schmitt
               Vice President

LENDER:

FIFTH THIRD BANK

By:          /s/ Tim Brening
Name:     Tim Brening
Title:       Vice President